UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) July 7, 2010 (June 30, 2010)
                                                  ----------------------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-9334                               13-3258160
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     (Commission File Number)           (IRS Employer Identification No.)


 Two Trap Falls Road, Suite 402, Shelton, CT                     06484
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  (Address of Principal Executive Offices)                     (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05     Costs Associated with Exit or Disposal Activities
---------     -------------------------------------------------

     On June 30, 2010, Baldwin Technology Company, Inc. (the "Company") committed to the principal features of a plan (the "Plan") to restructure some of its existing operations. The objective of the Plan is to achieve operational efficiencies in Germany by reducing costs to better position the Company in the current competitive marketplace. Actions under the Plan com-menced in June 2010.

     The costs associated with the Plan were charged to the Company's results of operations during the fourth quarter of Fiscal 2010 and consisted entirely of employee personnel costs. The Company expects to incur costs of approximately $540,000 anticipated to be paid in cash during Fiscal 2011. No non-cash charges are contemplated in connection with the Plan. The Company estimates that annual savings from the personnel reductions under the Plan will be approximately $480,000.


Item 8.01     Other
---------     -----

     On June 30, 2010, the Company entered into an agreement (the "Contract") with Gerald A. Nathe, Chairman of the Board of Directors (the "Board") of the Company which provides: (i) effective June 30, 2010, Mr. Nathe, who had been employed under an employment agreement with the Company dated June 19, 2007, retired from full time employment with the Company; and (ii) the services which Mr. Nathe, who will continue as Chairman of the Board, will perform.

     A copy of the Contract is attached to this Report as Exhibit 10.1, and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits
---------     ---------------------------------

      (d)     Exhibits
              --------

              10.1 Contract for Chairman of the Board between Baldwin Technology Company, Inc. and Gerald A. Nathe (filed herewith).


     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company's expected restructuring and related charges and expenses associated with the Plan, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties: the Company's restructuring and related charges and expenses associated with the Plan varying materially from management's current estimates of these charges and expenses due to variations in anticipated headcount reductions, contract terminations, and costs of the implementation of the Plan; and other risks and uncertainties described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009, and other Securities and Exchange Commission filings.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  BALDWIN TECHNOLOGY COMPANY, INC.
                                           (Registrant)


                                  By:   /s/ John P. Jordan
                                     -------------------------------------------
                                            John P. Jordan
                                            Vice President, Treasurer and
                                            Chief Financial Officer




Dated: July 7, 2010

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